UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2020

WESTERN ASSET

GLOBAL CORPORATE

DEFINED OPPORTUNITY

FUND INC. (GDO)

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Corporate Defined Opportunity Fund Inc. for the six-month reporting period ended April 30, 2020. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 29, 2020

II	Western Asset Global Corporate Defined Opportunity Fund Inc.

Performance review

For the six months ended April 30, 2020, Western Asset Global Corporate Defined Opportunity Fund Inc. returned -6.93% based on its net asset value (“NAV”)i and -8.68% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays Global Aggregate Corporate Indexii, returned -0.25% for the same period. The Lipper Global Income Closed-End Funds Category Averageiii returned -11.62% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.61 per share. As of April 30, 2020, the Fund estimates that 81% of the distributions were sourced from net investment income and 19% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2020. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2020 (unaudited)
Price Per Share	6-Month Total Return**
$16.54 (NAV)	-6.93	%†
$15.30 (Market Price)	-8.68	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “GDO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Global Corporate Defined Opportunity Fund Inc.	III

Performance review (cont’d)

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global Corporate Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 29, 2020

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds, known as “junk bonds,” which are subject to greater credit risk (risk of default) than higher-rated obligations. The Fund’s investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, social, economic or regulatory structure of specific countries or regions. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and less stable than those of more developed countries. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

IV	Western Asset Global Corporate Defined Opportunity Fund Inc.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The Bloomberg Barclays Global Aggregate Corporate Index is the corporate component of the Bloomberg Barclays Global Aggregate Index, which is comprised of several other Bloomberg Barclays indices that measure fixed-income performance of regions around the world.

iii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 18 funds in the Fund’s Lipper category.

Western Asset Global Corporate Defined Opportunity Fund Inc.	V

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of April 30, 2020 and October 31, 2019 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	1

Schedule of investments (unaudited)

April 30, 2020

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 114.0%
Communication Services — 19.0%
Diversified Telecommunication Services — 6.4%
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	670,000	$727,091	(a)
Altice France SA, Senior Secured Notes	7.375%	5/1/26	3,280,000	3,442,852	(a)
Altice France SA, Senior Secured Notes	8.125%	2/1/27	383,000	414,444	(a)
CenturyLink Inc., Senior Secured Notes	4.000%	2/15/27	2,100,000	2,050,125	(a)
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	565,000	576,554	(a)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000	663,478	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000	2,616,988
Telecom Italia Capital SA, Senior Notes	6.000%	9/30/34	420,000	437,514
Telefonica Emisiones SA, Senior Notes	7.045%	6/20/36	2,000,000	2,810,709
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,200,000	1,365,461
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	500,000	592,532
Windstream Services LLC/ Windstream Finance Corp., Secured Notes	10.500%	6/30/24	1,570,000	109,900	*(a)(b)
Total Diversified Telecommunication Services				15,807,648
Entertainment — 0.9%
Netflix Inc., Senior Notes	5.875%	11/15/28	670,000	760,785
Netflix Inc., Senior Notes	6.375%	5/15/29	510,000	600,295
TWDC Enterprises 18 Corp., Senior Notes	3.000%	2/13/26	750,000	809,915
Total Entertainment				2,170,995
Interactive Media & Services — 0.2%
Twitter Inc., Senior Notes	3.875%	12/15/27	440,000	441,650	(a)
Media — 7.4%
Cable Onda SA, Senior Notes	4.500%	1/30/30	830,000	792,360	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	100,000	104,300	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	1,720,000	1,773,901	(a)

See Notes to Financial Statements.

2	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	720,000	$926,926
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	2,660,000	3,489,374
Comcast Corp., Senior Notes	3.700%	4/15/24	2,000,000	2,194,018
DISH DBS Corp., Senior Notes	5.875%	11/15/24	960,000	928,358
DISH DBS Corp., Senior Notes	7.750%	7/1/26	2,810,000	2,780,916
Grupo Televisa SAB, Senior Notes	6.625%	1/15/40	1,730,000	2,002,052
Univision Communications Inc., Senior Secured Notes	9.500%	5/1/25	1,160,000	1,178,850	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	630,000	613,274	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	520,000	530,296	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	1,020,000	1,058,709	(a)
Total Media				18,373,334
Wireless Telecommunication Services — 4.1%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000	887,182
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	760,000	799,596	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	1,143,000	1,240,898	(a)
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	790,000	866,709	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	90,000	126,869
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	1,000,000	1,119,550
Sprint Corp., Senior Notes	7.875%	9/15/23	3,410,000	3,850,060
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	1,000,000	1,146,880
Total Wireless Telecommunication Services				10,037,744
Total Communication Services				46,831,371
Consumer Discretionary — 9.4%
Auto Components — 1.3%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	850,000	639,455	(a)
Adient US LLC, Senior Secured Notes	9.000%	4/15/25	560,000	586,600	(a)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Auto Components — continued
American Axle & Manufacturing Inc., Senior Notes	6.250%	4/1/25	129,000		$99,201
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	771,000		585,035
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	1,280,000		1,250,688	(a)
Total Auto Components					3,160,979
Automobiles — 1.6%
Ford Motor Co., Senior Notes	8.500%	4/21/23	710,000		702,900
Ford Motor Co., Senior Notes	9.000%	4/22/25	2,520,000		2,466,450
General Motors Co., Senior Notes	6.600%	4/1/36	720,000		662,352
Total Automobiles					3,831,702
Diversified Consumer Services — 0.6%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	1,170,000		1,162,044	(a)
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	340,000		340,476	(a)
Total Diversified Consumer Services					1,502,520
Hotels, Restaurants & Leisure — 3.5%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	1,210,000		1,215,917	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	5.750%	4/15/25	400,000		422,000	(a)
Marston’s Issuer PLC, Secured Notes (3 mo. GBP LIBOR + 2.550%)	3.218%	7/15/35	1,768,000	GBP	1,830,932	(c)(d)
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/23	181,994	GBP	239,776	(c)
Saga PLC, Senior Notes	3.375%	5/12/24	850,000	GBP	786,941	(c)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	423,000		384,845	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	100,000		67,715	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	2,030,000		1,604,410	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.750%	4/15/25	1,600,000		1,636,192	(a)
Yum! Brands Inc., Senior Notes	7.750%	4/1/25	360,000		395,055	(a)
Total Hotels, Restaurants & Leisure					8,583,783
Household Durables — 0.3%
Lennar Corp., Senior Notes	5.000%	6/15/27	738,000		765,380

See Notes to Financial Statements.

4	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 1.6%
Maxeda DIY Holding BV, Senior Secured Notes	6.125%	7/15/22	1,050,000	EUR	$760,908	(c)
Party City Holdings Inc., Senior Notes	6.125%	8/15/23	460,000		44,850	(a)
Party City Holdings Inc., Senior Notes	6.625%	8/1/26	540,000		56,025	(a)
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	2,970,000		3,010,838	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.500%	11/1/23	160,000		143,000
Total Specialty Retail					4,015,621
Textiles, Apparel & Luxury Goods — 0.5%
CBR Fashion Finance BV, Senior Secured Notes	5.125%	10/1/22	450,000	EUR	407,963	(c)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	880,000		889,724	(a)
Total Textiles, Apparel & Luxury Goods					1,297,687
Total Consumer Discretionary					23,157,672
Consumer Staples — 4.0%
Beverages — 1.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.700%	2/1/36	940,000		1,055,101
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	1,690,000		1,878,909
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	60,000		69,536
Total Beverages					3,003,546
Food & Staples Retailing — 0.7%
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	1,630,411
Food Products — 1.1%
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	330,000		345,934
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	400,000		412,103
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	100,000		101,533	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	1,790,000		1,819,714	(a)
Total Food Products					2,679,284
Household Products — 0.1%
Energizer Holdings Inc., Senior Notes	6.375%	7/15/26	310,000		323,811	(a)
Tobacco — 0.9%
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	1,642,406	(c)
Reynolds American Inc., Senior Notes	5.850%	8/15/45	540,000		626,297
Total Tobacco					2,268,703
Total Consumer Staples					9,905,755

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Energy — 17.9%
Oil, Gas & Consumable Fuels — 17.9%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	340,000	$343,355
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	70,000	33,047	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,550,000	1,324,397	(a)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,360,000	1,146,072
Continental Resources Inc., Senior Notes	4.375%	1/15/28	640,000	499,200
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	1,120,000	967,271
Ecopetrol SA, Senior Notes	5.875%	5/28/45	3,000,000	2,646,300
EQT Corp., Senior Notes	3.900%	10/1/27	1,300,000	1,100,125
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	2,130,000	2,072,916	(a)
Lukoil International Finance BV, Senior Notes	6.656%	6/7/22	1,110,000	1,195,081	(c)
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	1,970,000	2,119,021	(a)
MEG Energy Corp., Secured Notes	6.500%	1/15/25	740,000	607,947	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	516,000	369,043	(a)
MEG Energy Corp., Senior Notes	7.125%	2/1/27	200,000	139,250	(a)
Montage Resources Corp., Senior Notes	8.875%	7/15/23	1,140,000	936,567
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	800,000	886,728	(a)
Noble Energy Inc., Senior Notes	5.050%	11/15/44	1,000,000	736,251
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	910,000	127,400
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	30,000	4,613
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	760,000	103,550
Occidental Petroleum Corp., Senior Notes	4.400%	8/15/49	1,060,000	639,975
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	3,240,000	3,149,604
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	2,800,000	2,670,500
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	160,000	156,128
Range Resources Corp., Senior Notes	5.000%	3/15/23	420,000	372,225

See Notes to Financial Statements.

6	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Range Resources Corp., Senior Notes	4.875%	5/15/25	290,000	$226,563
Range Resources Corp., Senior Notes	9.250%	2/1/26	2,025,000	1,639,642	(a)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	330,000	291,225	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	540,000	565,027
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	1,940,000	1,991,891
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.750%	3/15/24	510,000	485,138
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	430,000	389,688
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,000,000	1,181,725
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	3,750,000	3,861,037	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	1,010,000	748,067	(a)
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	3,655,000	3,353,462
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	250,000	189,375
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	2,770,000	2,191,762
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	650,000	658,386
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	540,000	561,309
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	340,000	400,635
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	450,000	491,429
WPX Energy Inc., Senior Notes	8.250%	8/1/23	400,000	386,920
YPF SA, Senior Notes	8.500%	7/28/25	180,000	88,614	(a)
YPF SA, Senior Notes	6.950%	7/21/27	400,000	180,844	(a)
Total Energy				44,229,305
Financials — 31.2%
Banks — 21.7%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000	1,551,658	(a)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	550,000	$561,542	(d)(e)
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	170,000	181,168	(d)(e)
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	750,000	775,971	(d)
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	2,000,000	2,198,511
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	4,180,000	4,385,823
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	890,000	888,394	(d)(e)
Barclays PLC, Subordinated Notes	5.200%	5/12/26	1,500,000	1,621,972
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	680,000	738,828	(d)
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/18/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	2,000,000	1,737,600	(a)(d)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year ICE Swap Rate + 5.150%)	7.375%	8/19/25	360,000	374,200	(a)(d)(e)
CIT Group Inc., Senior Notes	5.000%	8/15/22	110,000	109,038
CIT Group Inc., Senior Notes	5.000%	8/1/23	370,000	364,069
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	1,100,000	1,109,135	(d)(e)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	500,000	494,098	(d)(e)
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	3,000,000	3,269,107

See Notes to Financial Statements.

8	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	560,000		$624,750	(a)(d)(e)
HSBC Holdings PLC, Junior Subordinated Notes (6.375% to 3/30/25 then USD 5 year ICE Swap Rate + 4.368%)	6.375%	3/30/25	2,070,000		2,057,197	(d)(e)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	3,620,000		3,594,425	(d)(e)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	2,180,000		2,182,608	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	3,550,000		3,634,107	(a)
JPMorgan Chase & Co., Junior Subordinated Notes (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	4,890,000		4,942,299	(d)(e)
JPMorgan Chase & Co., Junior Subordinated Notes (6.100% to 10/1/24 then 3 mo. USD LIBOR + 3.330%)	6.100%	10/1/24	1,250,000		1,282,119	(d)(e)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,200,000		1,305,033
Royal Bank of Canada	2.333%	12/5/23	1,800,000	CAD	1,337,958
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	510,000		522,469	(d)(e)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,000,000		1,090,711
Santander UK Group Holdings PLC, Junior Subordinated Notes (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	650,000	GBP	764,335	(c)(d)(e)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	394,000		413,686	(a)
Toronto-Dominion Bank	3.226%	7/24/24	900,000	CAD	698,094

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Banks — continued
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	1,190,000		$1,279,940	(a)(d)
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	6/1/20	3,660,000		3,641,334	(d)(e)
Wells Fargo & Co., Junior Subordinated Notes (5.875% to 6/15/25 then 3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	110,000		117,501	(d)(e)
Wells Fargo & Co., Junior Subordinated Notes (5.900% to 6/15/24 then 3 mo. USD LIBOR + 3.110%)	5.900%	6/15/24	2,910,000		2,955,672	(d)(e)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	750,000		786,132
Total Banks					53,591,484
Capital Markets — 5.3%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then 5 year Treasury Constant Maturity Rate + 4.332%)	7.250%	9/12/25	1,840,000		1,836,679	(a)(d)(e)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	470,000		597,297
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	2,750,000		2,926,515
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,091,177
Goldman Sachs Group Inc., Subordinated Notes	5.500%	10/12/21	600,000	GBP	788,903
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	1,900,000		1,944,071	(a)(d)(e)
UBS Group AG, Senior Notes	4.253%	3/23/28	1,830,000		2,027,370	(a)
Total Capital Markets					13,212,012
Diversified Financial Services — 2.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.450%	12/16/21	1,870,000		1,744,716
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	7/1/22	380,000		358,507
GE Capital International Funding Co. Unlimited Co., Senior Notes	3.373%	11/15/25	1,250,000		1,289,280

See Notes to Financial Statements.

10	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	2,550,000		$1,558,687	(a)(f)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	330,000		322,431
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	600,000		529,399	(a)
Total Diversified Financial Services					5,803,020
Insurance — 1.8%
BUPA Finance PLC, Subordinated Bonds	5.000%	4/25/23	910,000	GBP	1,219,063	(c)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,599,537	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		372,409	(a)
Scottish Widows Ltd., Subordinated Notes	5.500%	6/16/23	910,000	GBP	1,238,817	(c)
Total Insurance					4,429,826
Total Financials					77,036,342
Health Care — 9.7%
Biotechnology — 0.5%
AbbVie Inc., Senior Notes	3.200%	5/14/26	1,000,000		1,070,980
Health Care Providers & Services — 3.9%
Centene Corp., Senior Notes	4.750%	1/15/25	1,140,000		1,181,211
Centene Corp., Senior Notes	4.250%	12/15/27	410,000		430,869	(a)
Centene Corp., Senior Notes	4.625%	12/15/29	1,090,000		1,198,619	(a)
CVS Health Corp., Senior Notes	4.100%	3/25/25	1,500,000		1,657,164
HCA Inc., Senior Secured Notes	4.500%	2/15/27	1,500,000		1,626,589
HCA Inc., Senior Secured Notes	4.125%	6/15/29	800,000		868,026
LifePoint Health Inc., Senior Secured Notes	6.750%	4/15/25	530,000		547,437	(a)
Magellan Health Inc., Senior Notes	4.900%	9/22/24	1,440,000		1,412,712
Tenet Healthcare Corp., Senior Secured Notes	7.500%	4/1/25	730,000		788,765	(a)
Total Health Care Providers & Services					9,711,392
Pharmaceuticals — 5.3%
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	150,000		166,058	(a)
Bausch Health Cos. Inc., Senior Notes	5.875%	5/15/23	28,000		27,833	(a)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	1,390,000		1,414,603	(a)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Pharmaceuticals — continued
Bristol-Myers Squibb Co., Senior Notes	3.900%	2/20/28	2,000,000		$2,335,170	(a)
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	1,220,000		1,398,771	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	1,530,000		1,464,133
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	250,000		242,612
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	2,562,000		2,506,405
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,920,000		1,773,984
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.000%	4/15/24	1,380,000		1,380,000
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	440,000		385,572
Total Pharmaceuticals					13,095,141
Total Health Care					23,877,513
Industrials — 8.5%
Aerospace & Defense — 0.7%
Boeing Co., Senior Notes	3.200%	3/1/29	365,000		321,231
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	1,450,000		1,515,250	(a)
Total Aerospace & Defense					1,836,481
Airlines — 2.0%
Delta Air Lines Inc., Senior Notes	3.625%	3/15/22	1,510,000		1,349,239
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	500,000		395,842
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	1,900,000		1,952,108	(a)
Manchester Airport Group Funding PLC, Senior Secured Notes	4.125%	4/2/24	860,000	GBP	1,155,567	(c)
Total Airlines					4,852,756
Building Products — 2.1%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	1,220,000		1,343,342	(a)
Standard Industries Inc., Senior Notes	5.000%	2/15/27	2,775,000		2,798,033	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	1,025,000		1,008,600	(a)
Total Building Products					5,149,975
Commercial Services & Supplies — 0.6%
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,539,344

See Notes to Financial Statements.

12	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Industrial Conglomerates — 0.1%
General Electric Co., Junior Subordinated Notes (5.000% to 1/21/21 then 3 mo. USD LIBOR + 3.330%)	5.000%	1/21/21	350,000		$287,438	(d)(e)
Machinery — 0.4%
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	980,000		918,358	(a)
Road & Rail — 0.4%
Eversholt Funding PLC, Senior Secured Notes	6.359%	12/2/25	740,000	GBP	1,114,522	(c)
Trading Companies & Distributors — 2.2%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	2,895,000		2,873,287	(a)
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	290,000		284,824
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	310,000		315,487
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	1,460,000		1,517,889
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	295,000		299,808
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	140,000		140,959
Total Trading Companies & Distributors					5,432,254
Total Industrials					21,131,128
Information Technology — 3.0%
Communications Equipment — 0.1%
CommScope Inc., Senior Notes	8.250%	3/1/27	270,000		260,051	(a)
Semiconductors & Semiconductor Equipment — 0.4%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	1,000,000		1,034,885
Technology Hardware, Storage & Peripherals — 2.5%
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	440,000		457,314	(a)
HP Inc., Senior Notes	4.650%	12/9/21	2,000,000		2,083,178
Seagate HDD Cayman, Senior Notes	4.750%	1/1/25	2,330,000		2,406,200
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	520,000		543,667
Western Digital Corp., Senior Notes	4.750%	2/15/26	670,000		686,536
Total Technology Hardware, Storage & Peripherals					6,176,895
Total Information Technology					7,471,831

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Materials — 6.8%
Chemicals — 0.8%
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	1,320,000	$1,131,372	(a)
OCP SA, Senior Notes	5.625%	4/25/24	800,000	859,627	(a)
Total Chemicals				1,990,999
Containers & Packaging — 1.3%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	910,000	848,894	(a)(f)
Ardagh Packaging Finance PLC/ Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,460,000	1,470,395	(a)
Greif Inc., Senior Notes	6.500%	3/1/27	950,000	954,417	(a)
Total Containers & Packaging				3,273,706
Metals & Mining — 3.8%
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,290,000	1,283,099	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	1,120,000	1,088,808	( a)
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	750,000	785,520
Arconic Corp., Senior Notes	6.000%	5/15/25	540,000	547,425	(a)(g)
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/19/25, then USD 5 year ICE Swap Rate + 5.093% to 10/19/45, then USD 5 year ICE Swap Rate + 5.843%)	6.750%	10/19/75	750,000	830,059	(a)(d)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	600,000	547,680	(a)
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	120,000	113,196
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	420,000	383,628
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,850,000	1,958,911
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	600,000	557,696
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	340,000	398,178
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	750,000	889,050
Total Metals & Mining				9,383,250
Paper & Forest Products — 0.9%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	260,000	262,956

See Notes to Financial Statements.

14	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Mercer International Inc., Senior Notes	7.375%	1/15/25	1,650,000	$1,592,580
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	400,000	414,440	(a)
Total Paper & Forest Products				2,269,976
Total Materials				16,917,931
Real Estate — 2.0%
Equity Real Estate Investment Trusts (REITs) — 2.0%
CoreCivic Inc., Senior Notes	4.750%	10/15/27	1,220,000	1,032,486
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	440,000	455,770
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	2,510,000	2,576,013
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	4.625%	8/1/29	890,000	889,181
Total Real Estate				4,953,450
Utilities — 2.5%
Electric Utilities — 1.7%
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	1,930,000	2,835,227
Pampa Energia SA, Senior Notes	7.375%	7/21/23	740,000	488,252	(c)
Pampa Energia SA, Senior Notes	7.500%	1/24/27	1,220,000	749,141	(a)
Total Electric Utilities				4,072,620
Gas Utilities — 0.3%
Suburban Propane Partners LP/ Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	860,000	826,073
Independent Power and Renewable Electricity Producers — 0.5%
Minejesa Capital BV, Senior Secured Notes	4.625%	8/10/30	1,350,000	1,298,430	(a)
Total Utilities				6,197,123
Total Corporate Bonds & Notes (Cost — $269,842,899)				281,709,421
Sovereign Bonds — 8.7%
Argentina — 0.2%
Argentine Republic Government
International Bond, Senior Notes	5.625%	1/26/22	830,000	234,475
Argentine Republic Government
International Bond, Senior Notes	4.625%	1/11/23	830,000	236,558
Total Argentina				471,033

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Brazil — 0.6%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	1,400,000	BRL	$269,144
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	6,200,000	BRL	1,280,678
Total Brazil					1,549,822
Indonesia — 2.9%
Indonesia Government International Bond, Senior Notes	4.125%	1/15/25	600,000		628,438	(a)
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	600,000		620,867	(a)
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	3,960,000		4,004,918
Indonesia Treasury Bond, Senior Notes	8.250%	7/15/21	4,346,000,000	IDR	301,006
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/22	23,098,000,000	IDR	1,573,769
Total Indonesia					7,128,998
Mexico — 0.3%
Mexico Government International Bond, Senior Notes	3.750%	1/11/28	600,000		582,810
Panama — 1.0%
Panama Government International Bond, Senior Notes	3.160%	1/23/30	2,500,000		2,559,400
Peru — 0.9%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	2,150,000		2,220,950
Poland — 1.1%
Republic of Poland Government Bond	2.500%	7/25/27	10,160,000	PLN	2,783,168
Russia — 0.9%
Russian Federal Bond — OFZ	7.000%	1/25/23	42,450,000	RUB	595,876
Russian Federal Bond — OFZ	7.750%	9/16/26	103,070,000	RUB	1,540,311
Total Russia					2,136,187
United Arab Emirates — 0.8%
Abu Dhabi Government International Bond, Senior Notes	2.125%	9/30/24	2,000,000		2,029,000	(a)
Total Sovereign Bonds (Cost — $21,746,308)					21,461,368

See Notes to Financial Statements.

16	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Senior Loans — 8.5%
Communication Services — 2.5%
Media — 1.2%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	2.160%	4/30/25	2,350,870	$2,281,813	(d)(h)(i)
Charter Communications Operating LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	2.160%	2/1/27	748,120	722,337	(d)(h)(i)
Total Media				3,004,150
Wireless Telecommunication Services — 1.3%
T-Mobile USA Inc., Initial Term Loan	—	4/1/27	3,100,000	3,083,725	(j)
Total Communication Services				6,087,875
Consumer Discretionary — 3.8%
Hotels, Restaurants & Leisure — 3.2%
Aramark Services Inc., Term Loan B3 (1 mo. USD LIBOR + 1.750%)	2.154%	3/11/25	1,287,314	1,214,580	(d)(h)(i)
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	2.237%	6/22/26	4,077,239	3,884,300	(d)(h)(i)(j)
Wyndham Hotels & Resorts Inc., Term Loan B (1 mo. USD LIBOR + 1.750%)	2.154%	5/30/25	3,051,505	2,823,594	(d)(h)(i)
Total Hotels, Restaurants & Leisure				7,922,474
Specialty Retail — 0.6%
Michaels Stores Inc., 2018 New Replacement Term Loan B (1 mo. USD LIBOR + 2.500%)	3.500-3.568%	1/30/23	469,344	387,209	(d)(h)(i)(j)
Party City Holdings Inc., 2018 Replacement Term Loan	3.250-4.100%	8/19/22	991,564	507,026	(d)(h)(i)
PetSmart Inc., Term Loan B2 (3 mo. USD LIBOR + 4.000%)	5.000%	3/11/22	684,872	666,380	(d)(h)(i)
Total Specialty Retail				1,560,615
Total Consumer Discretionary				9,483,089
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp., Term Loan A (2 mo. USD LIBOR + 8.000%)	9.000%	6/24/24	2,010,000	712,991	(d)(h)(i)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Financials — 0.5%
Diversified Financial Services — 0.5%
Finco I LLC, 2018 Replacement Term Loan (1 mo. USD LIBOR + 2.000%)	2.404%	12/27/22	1,249,349	$1,211,088	(d)(h)(i)
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Option Care Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	4.904%	8/6/26	728,175	689,946	(d)(h)(i)
Industrials — 0.5%
Airlines — 0.5%
United Airlines Inc., Refinanced Term Loan (1 mo. USD LIBOR + 1.750%)	2.154%	4/1/24	1,462,311	1,292,056	(d)(h)(i)
Information Technology — 0.6%
Software — 0.6%
Dell International LLC, Refinancing Term Loan B1 (1 mo. USD LIBOR + 2.000%)	2.750%	9/19/25	1,496,241	1,463,510	(d)(h)(i)
Total Senior Loans (Cost — $23,036,807)				20,940,555
U.S. Government & Agency Obligations — 7.9%
U.S. Government Obligations — 7.9%
U.S. Treasury Notes	1.375%	5/31/21	3,500,000	3,546,074	(k)
U.S. Treasury Notes	1.750%	7/31/21	2,500,000	2,549,707	(k)
U.S. Treasury Notes	2.500%	3/31/23	2,500,000	2,664,258	(k)
U.S. Treasury Notes	2.750%	8/31/23	2,500,000	2,705,762	(k)
U.S. Treasury Notes	2.875%	9/30/23	1,300,000	1,415,020	(k)
U.S. Treasury Notes	2.125%	11/30/23	1,600,000	1,705,125	(k)
U.S. Treasury Notes	2.125%	3/31/24	2,500,000	2,677,539	(k)
U.S. Treasury Notes	2.000%	6/30/24	2,000,000	2,139,062	(k)
Total U.S. Government & Agency Obligations (Cost — $18,339,277)				19,402,547
Convertible Bonds & Notes — 0.7%
Communication Services — 0.7%
Media — 0.7%
DISH Network Corp., Senior Notes (Cost — $1,769,383)	3.375%	8/15/26	2,190,000	1,780,689

See Notes to Financial Statements.

18	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate		Shares		Value
Preferred Stocks — 0.4%
Financials — 0.4%
Capital Markets — 0.4%
State Street Corp. (5.900% to 3/15/24 then 3 mo. USD LIBOR + 3.108%) (Cost — $937,278)	5.900%		37,454		$979,048	(d)

		Maturity Date	Face Amount†
Collateralized Mortgage Obligations (l) — 0.1%
HarborView Mortgage Loan Trust, 2004-10 4A	3.803%	1/19/35	73,509		66,032	(d)
JPMorgan Mortgage Trust, 2005-A5 1A2	3.875%	8/25/35	164,408		153,552	(d)
Total Collateralized Mortgage Obligations (Cost — $221,530)					219,584
Asset-Backed Securities — 0.1%
Home Equity Asset Trust, 2004-8 M1 (1 mo. USD LIBOR + 0.870%) (Cost — $120,811)	1.357%	3/25/35	129,346		128,985	(d)
Non-U.S. Treasury Inflation Protected Securities — 0.0%
Argentina — 0.0%
Argentina Treasury Bond (Cost — $148,737)	1.000%	8/5/21	15,365,328	ARS	118,269	(m)
Total Investments before Short-Term Investments (Cost — $336,163,030)					346,740,466

			Shares
Short-Term Investments — 2.6%
Dreyfus Government Cash Management, Institutional Shares (Cost — $6,494,790)	0.153%		6,494,790		6,494,790
Total Investments — 143.0% (Cost — $342,657,820)					353,235,256
Liabilities in Excess of Other Assets — (43.0)%					(106,148,848)
Total Net Assets — 100.0%					$247,086,408

†	Face amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Global Corporate Defined Opportunity Fund Inc.

‡	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	The coupon payment on these securities is currently in default as of April 30, 2020.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(g)	Securities traded on a when-issued or delayed delivery basis.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	All or a portion of this loan is unfunded as of April 30, 2020. The interest rate for fully unfunded term loans is to be determined.

(k)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(l)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(m)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

See Notes to Financial Statements.

20	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Abbreviation(s) used in this schedule:

ARS	— Argentine Peso

BRL	— Brazilian Real

CAD	— Canadian Dollar

EUR	— Euro

GBP	— British Pound

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

OFZ	— Obligatsyi Federal’novo Zaima (Federal Loan Obligation)

PIK	— Payment-In-Kind

PLN	— Polish Zloty

RUB	— Russian Ruble

USD	— United States Dollar

At April 30, 2020, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Deutsche Bank AG	0.520%	3/25/2020	6/5/2020	$3,015,000	U.S. Government & Agency Obligations	$3,039,492
Deutsche Bank AG	0.720%	3/13/2020	6/5/2020	15,680,000	U.S. Government & Agency Obligations	15,856,473
				$18,695,000		$18,895,965

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

At April 30, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
EUR	17,110,349	USD	18,705,461	BNP Paribas SA	7/16/20	$75,054
GBP	800,000	USD	993,140	Goldman Sachs Group Inc.	7/16/20	14,782
GBP	1,559,068	USD	1,934,518	JPMorgan Chase & Co.	7/16/20	29,755
Total						$119,591

Abbreviation(s) used in this table:

EUR	— Euro

GBP	— British Pound

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Global Corporate Defined Opportunity Fund Inc.

Summary of Investments by Country*
United States	58.1%
United Kingdom	9.8
Brazil	3.4
Indonesia	2.4
Peru	2.3
Israel	2.2
Italy	2.1
Switzerland	1.8
Russia	1.5
Canada	1.5
Mexico	1.5
France	1.4
Panama	0.9
Belgium	0.9
Argentina	0.8
Spain	0.8
Poland	0.8
Colombia	0.8
Ireland	0.7
Luxembourg	0.7
Kazakhstan	0.6
United Arab Emirates	0.6
Germany	0.6
Cayman Islands	0.4
Chile	0.4
Netherlands	0.4
Morocco	0.2
Australia	0.2
Qatar	0.2
Zambia	0.2
Short-Term Investments	1.8
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2020 and are subject to change.

See Notes to Financial Statements.

22	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2020

Assets:
Investments, at value (Cost — $342,657,820)	$353,235,256
Foreign currency, at value (Cost — $772,456)	736,486
Cash	390,400
Receivable for securities sold	6,113,897
Interest receivable	4,453,194
Unrealized appreciation on forward foreign currency contracts	119,591
Deposits with brokers for futures contracts	10,004
Prepaid expenses	11,912
Total Assets	365,070,740

Liabilities:
Loan payable (Note 5)	90,000,000
Payable for open reverse repurchase agreements (Note 3)	18,695,000
Payable for securities purchased	7,119,618
Distributions payable	1,508,781
Interest payable	358,686
Investment management fee payable	218,248
Directors’ fees payable	149
Accrued expenses	83,850
Total Liabilities	117,984,332
Total Net Assets	$247,086,408

Net Assets:
Par value ($0.001 par value; 14,938,426 shares issued and outstanding; 100,000,000 shares authorized)	$14,938
Paid-in capital in excess of par value	275,763,660
Total distributable earnings (loss)	(28,692,190)
Total Net Assets	$247,086,408

Shares Outstanding	14,938,426

Net Asset Value	$16.54

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	23

Statement of operations (unaudited)

For the Six Months Ended April 30, 2020

Investment Income:
Interest	$10,191,815
Dividends	27,619
Less: Foreign taxes withheld	(6,347)
Total Investment Income	10,213,087

Expenses:
Investment management fee (Note 2)	1,465,156
Interest expense (Notes 3 and 5)	1,209,793
Transfer agent fees	47,672
Directors’ fees	47,018
Audit and tax fees	29,633
Legal fees	27,886
Fund accounting fees	17,591
Shareholder reports	9,887
Custody fees	9,715
Stock exchange listing fees	6,219
Commitment fees (Note 5)	2,611
Insurance	2,255
Miscellaneous expenses	6,056
Total Expenses	2,881,492
Less: Fee waivers and/or expense reimbursements (Note 2)	(7,930)
Net Expenses	2,873,562
Net Investment Income	7,339,525

Realized and Unrealized Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(8,924,699)
Futures contracts	(54,670)
Forward foreign currency contracts	(436,342)
Foreign currency transactions	(46,823)
Net Realized Loss	(9,462,534)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(16,555,586)
Forward foreign currency contracts	(163,838)
Foreign currencies	(41,627)
Change in Net Unrealized Appreciation (Depreciation)	(16,761,051)
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and
Foreign Currency Transactions	(26,223,585)
Decrease in Net Assets From Operations	$(18,884,060)

See Notes to Financial Statements.

24	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2020 (unaudited) and the Year Ended October 31, 2019	2020	2019

Operations:
Net investment income	$7,339,525	$14,806,272
Net realized loss	(9,462,534)	(7,321,182)
Change in net unrealized appreciation (depreciation)	(16,761,051)	25,888,329
Increase (Decrease) in Net Assets From Operations	(18,884,060)	33,373,419

Distributions to Shareholders From (Note 1):
Total distributable earnings	(9,053,540)	(10,365,786)
Return of capital	—	(7,742,148)
Decrease in Net Assets From Distributions to Shareholders	(9,053,540)	(18,107,934)

Fund Share Transactions:
Cost of shares repurchased (2,114 and 0 shares repurchased, respectively)	(26,011)	—
Decrease in Net Assets From Fund Share Transactions	(26,011)	—
Increase (Decrease) in Net Assets	(27,963,611)	15,265,485

Net Assets:
Beginning of period	275,050,019	259,784,534
End of period	$247,086,408	$275,050,019

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	25

Statement of cash flows (unaudited)

For the Six Months Ended April 30, 2020

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(18,884,060)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(123,906,658)
Sales of portfolio securities	123,790,425
Net purchases, sales and maturities of short-term investments	(1,058,001)
Net amortization of premium (accretion of discount)	(1,015,463)
Increase in receivable for securities sold	(5,410,678)
Decrease in interest receivable	119,750
Increase in prepaid expenses	(4,025)
Increase in payable for securities purchased	2,968,159
Decrease in investment management fee payable	(36,511)
Decrease in Directors’ fees payable	(4,663)
Increase in interest payable	125,675
Increase in accrued expenses	19,861
Net realized loss on investments	8,924,699
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	16,719,424
Net Cash Provided by Operating Activities*	2,347,934

Cash Flows From Financing Activities:
Distributions paid on common stock	(9,053,754)
Proceeds from loan facility borrowings	5,000,000
Repayment of loan facility borrowings	(3,000,000)
Increase in payable for reverse repurchase agreements	5,460,625
Payment for shares repurchased	(26,011)
Net Cash Used in Financing Activities	(1,619,140)
Net Increase in Cash and Restricted Cash	728,794
Cash and restricted cash at beginning of period	408,096
Cash and restricted cash at end of period	$1,136,890

*	Included in operating expenses is cash of $1,084,462 paid for interest and commitment fees on borrowings.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

April 30, 2020
Cash	$1,126,886
Restricted cash	10,004
Total cash and restricted cash shown in the Statement of Cash Flows	$1,136,890

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

26	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
	2020[1,2]	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Net asset value, beginning of period	$18.41	$17.39	$19.20	$18.94	$18.81	$20.20

Income (loss) from operations:
Net investment income	0.49	0.99	0.99	1.07	1.20	1.23
Net realized and unrealized gain (loss)	(1.75)	1.24	(1.52)	0.55	0.29	(1.30)
Total income (loss) from operations	(1.26)	2.23	(0.53)	1.62	1.49	(0.07)

Less distributions from:
Net investment income	(0.61) [3]	(0.69)	(1.26)	(1.36)	(1.36)	(1.36)
Return of capital	—	(0.52)	(0.02)	—	—	—
Total distributions	(0.61)	(1.21)	(1.28)	(1.36)	(1.36)	(1.36)
Anti-dilutive impact of repurchase plan	0.00 [4,5]	—	—	—	0.00 [4,5]	0.04 [5]

Net asset value, end of period	$16.54	$18.41	$17.39	$19.20	$18.94	$18.81

Market price, end of period	$15.30	$17.37	$15.20	$18.10	$17.39	$17.17
Total return, based on NAV[6,7]	(6.93)%	13.30%	(2.86)%	8.92%	8.44%	(0.17)%
Total return, based on Market Price[8]	(8.68)%	22.89%	(9.38)%	12.37%	9.82%	1.88%

Net assets, end of period (millions)	$247	$275	$260	$287	$283	$281

Ratios to average net assets:
Gross expenses	2.19%[9]	2.33%	2.00%	1.79%	1.64%	1.55%
Net expenses	2.18 [9]	2.33	2.00	1.79	1.64	1.55
Net investment income	5.57 [9]	5.55	5.42	5.66	6.53	6.25

Portfolio turnover rate	34%	52%	85%	69%	51%	33%

Supplemental data:
Loan Outstanding, End of Period (000s)	$90,000	$88,000	$88,000	$83,000	$83,000	$83,000
Asset Coverage Ratio for Loan Outstanding[10]	375%	413%	395%	446%	441%	439%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	$3,745	$4,126	$3,952	$4,456	$4,409	$4,388
Weighted Average Loan (000s)	$87,418	$88,000	$84,625	$83,000	$83,000	$83,000 [11]
Weighted Average Interest Rate on Loan	2.50%	3.08%	2.50%	1.63%	1.20%	0.91%[11]

[1]	Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	27

Financial highlights (cont’d)

[2]	For the six months ended April 30, 2020 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]	Amount represents less than $0.005 per share.

[5]

The repurchase plan was completed at an average repurchase price of $12.30 for 2,114 shares and $26,011 for the six months ended April 30, 2020, $15.25 for 14,001 shares and $213,465 for the year ended October 31, 2016 and $16.92 for 276,119 shares and $4,671,232 for the year ended October 31, 2015.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[11]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

28	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities. On April 1, 2020, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

30	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$281,709,421	—	$281,709,421
Sovereign Bonds	—	21,461,368	—	21,461,368
Senior Loans	—	20,940,555	—	20,940,555
U.S. Government & Agency Obligations	—	19,402,547	—	19,402,547
Convertible Bonds & Notes	—	1,780,689	—	1,780,689
Preferred Stocks	$979,048	—	—	979,048
Collateralized Mortgage Obligations	—	219,584	—	219,584
Asset-Backed Securities	—	128,985	—	128,985
Non-U.S. Treasury Inflation
Protected Securities	—	118,269	—	118,269
Total Long-Term Investments	979,048	345,761,418	—	346,740,466
Short-Term Investments†	6,494,790	—	—	6,494,790
Total Investments	$7,473,838	$345,761,418	—	$353,235,256
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$119,591	—	$119,591
Total	$7,473,838	$345,881,009	—	$353,354,847

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

32	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2020, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(g) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(h) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

34	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

36	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of April 30, 2020, the Fund did not have any open forward foreign currency contracts with credit related contingent features in a net liability position.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus the amount of any borrowings and assets attributable to any preferred stock that may be outstanding.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Singapore, Western Asset Japan and Western Asset Limited provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. Western Asset Singapore, Western Asset Japan and Western Asset Limited do not receive any compensation from the Fund. Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset Limited a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

38	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the six months ended April 30, 2020, fees waived and/or expenses reimbursed amounted to $7,930.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$108,555,642	$15,351,016
Sales	111,730,962	12,059,463

At April 30, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$342,657,820	$23,255,460	$(12,678,024)	$10,577,436
Forward foreign currency contracts	—	119,591	—	119,591

Transactions in reverse repurchase agreements for the Fund during the six months ended April 30, 2020 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$15,713,580	1.56%	$18,695,000

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.52% to 1.99% during the six months ended April 30, 2020. Interest expense incurred on reverse repurchase agreements totaled $121,593.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2020.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$119,591

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(54,670)	—	$(54,670)
Forward foreign currency contracts	—	$(436,342)	(436,342)
Total	$(54,670)	$(436,342)	$(491,012)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(163,838)

During the six months ended April 30, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$2,369,643
Forward foreign currency contracts (to buy)	18,997,352
Forward foreign currency contracts (to sell)	107,309

†	At April 30, 2020, there were no open positions held in this derivative.

40	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of April 30, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
BNP Paribas SA	$75,054	—	$75,054	—	$75,054
Goldman Sachs Group Inc.	14,782	—	14,782	—	14,782
JPMorgan Chase & Co.	29,755	—	29,755	—	29,755
Total	$119,591	—	$119,591	—	$119,591

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Loan

The Fund has a revolving credit agreement with National Australia Bank Limited that allows the Fund to borrow up to an aggregate amount of $90,000,000. This credit agreement renews daily for a six month term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.20% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien granted to National Australia Bank Limited, to the extent of the borrowing outstanding and any additional expenses. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended April 30, 2020 was $1,088,011. For the six months ended April 30, 2020, the Fund incurred a commitment fee in the amount of $2,611. For the six months ended April 30, 2020, the Fund had an average daily loan balance outstanding of $87,417,582 and the weighted average interest rate was 2.50%. At April 30, 2020, the Fund had $90,000,000 of borrowings outstanding per this credit agreement.

6. Distributions subsequent to April 30, 2020

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
4/23/2020	5/1/2020	$0.1010

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

Record Date	Payable Date	Amount
5/21/2020	6/1/2020	$0.1010
6/23/2020	7/1/2020	$0.1010
7/24/2020	8/3/2020	$0.1010
8/24/2020	9/1/2020	$0.1010

7. Stock repurchase program

On March 10, 2014, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to 1,600,000 shares of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to the net asset value. The Board directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

During the six months ended April 30, 2020, the Fund repurchased and retired 0.01% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 11.95% for the six months ended April 30, 2020. Shares repurchased and the corresponding dollar amount are included in the Statement of Changes in Net Assets. The anti-dilutive impact of these share repurchases is included in the Financial Highlights.

Since the Fund’s commencement of the stock repurchase program through April 30, 2020, the Fund repurchased 408,350 shares or 2.66% of its common shares outstanding for the total amount of $7,013,966. The anti-dilutive impact of these share repurchases is included on the Financial Highlights.

8. Deferred capital losses

As of October 31, 2019, the Fund had deferred capital losses of $23,370,622, which have no expiration date, that will be available to offset future taxable capital gains.

9. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts that have been presented to the shareholders of the Fund for their approval.

*  *  *

42	Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2020 Semi-Annual Report	43

Board approval of management and

subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”), and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan, and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan, and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2019, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on October 10, 2019, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent legal counsel to review the Contract Renewal Information concerning the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Advisers participated in this meeting. The discussion below reflects all of these reviews.

44	Western Asset Global Corporate Defined Opportunity Fund Inc.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board Approval of Management Agreement and Sub-Advisory Agreements

In its deliberations regarding the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered various factors, including those described below.

Nature, Extent and Quality of the Services Under the Management Agreement and Sub-Advisory Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and other fund service providers and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management

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Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps Western Asset to provide certain portfolio management services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, likely purchased their shares of the Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund Performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged global income closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of thirteen funds, including the Fund, for the 1-year period ended June 30, 2019 and twelve funds, including the Fund, for each of the 3- and 5-year periods ended on such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that among the funds in the Performance Universe, the Fund’s performance was ranked second (first being best in these performance rankings) for the 1-year period ended June 30, 2019; sixth for the 3-year period ended on such date; and fifth for the 5-year period ended on such

46	Western Asset Global Corporate Defined Opportunity Fund Inc.

date. The Fund’s performance was above the median performance for the Performance Universe for each of the 1-, 3- and 5-year periods ended June 30, 2019. The Board noted that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark for each of the 1-, 3- and 5-year periods ended June 30, 2019.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its stockholders.

Management and Sub-Advisory Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable by the Manager and Western Asset, as applicable, to the Sub-Advisers under the Sub-Advisory Agreements in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders. Similarly, the Board noted that the Sub-Advisory Fee payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and five other leveraged global income closed-end funds, as classified by Broadridge. The six funds in the Expense Group had average net common share assets ranging from $76.4 million to $324.8 million. One of the other Expense Group funds was larger than the Fund and four were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked third (first being lowest and, therefore, best in these expense component rankings) among the funds in the Expense Group. Among

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the funds in the Expense Group, the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked second when compared on the basis of common share assets only and was ranked fourth on the basis of common share and leveraged assets. The Broadridge Expense Information further showed that, among the Expense Group funds, the Fund’s actual total expenses ranked second when compared on the basis of common share assets only and ranked third when compared on the basis of common share and leveraged assets. The Fund’s actual Management Fee compared on the basis of common share and leveraged assets was above the Expense Group median for that expense component but each of the Fund’s other expense components was below the Expense Group median for that expense component. The Manager noted that the small number of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information generally attributed the fee differential to differences in the scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Contract Renewal Information noted that the Legg Mason Closed-end Funds typically incur expenses that usually are not incurred by the Legg Mason Open-end Funds, such as those related to the annual stockholder meeting, compliance with securities exchange listing requirements and the management and monitoring of leverage. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers to the Fund under the Management Agreement and the Sub-Advisory Agreements, respectively.

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Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2018 and March 31, 2019. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that the pre-tax profitability of the Fund to the Manager had decreased in fiscal year 2019 from the level in fiscal year 2018 and remained at a level that the Board did not consider to be excessive in view of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under the circumstances.

Other Benefits to the Manager and the Sub-Advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In view of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its stockholders and unanimously voted to continue each Agreement for an additional one-year period. No single factor reviewed by the Board was identified by the Board as the principal factor in

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determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with its consideration of the continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent legal counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

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Board approval of new management and

new subadvisory agreements (unaudited)

Background

On March 9, 2020, during a telephonic meeting of the Boards of Directors (each, a “Board” and each Board member, a “Director” or a “Board Member”) of the closed-end funds under the Board’s purview (each, a “Fund” and together, the “Funds”), Board Members discussed with management of Legg Mason, Inc. (“Legg Mason”) and certain representatives of Franklin Resources, Inc. and its subsidiaries (together, “Franklin Templeton”) the acquisition of Legg Mason by Franklin Templeton (the “Transaction”) and Franklin Templeton’s plans and intentions regarding the Funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by Legg Mason’s separate investment advisory subsidiaries and the combination of Legg Mason’s and Franklin Templeton’s distribution resources. The Board of each Fund was advised that the Transaction, if completed, would constitute a change of control under the Investment Company Act of 1940, as amended (the “1940 Act”), that would result in the termination of the current management agreement between each Fund and Legg Mason Partners Fund Advisor, LLC (the “Manager”) (the “Current Management Agreements”) and the current subadvisory agreements with each Fund’s subadviser or subadvisers (each, a “Subadviser” and together, the “Subadvisers”) (the “Current Subadvisory Agreements”).

At meetings held on April 1, 2020 the Board of each Fund, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the new management agreement between each Fund and the Manager (each, a “New Management Agreement”) and each new subadvisory agreement between each Fund’s Manager and its Subadviser or Subadvisers relating to the Fund (each, a “New Subadvisory Agreement”).1 (The New Management Agreement for a Fund and the New Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “New Agreements,” the Current Management Agreement for a Fund and the Current Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “Current Agreements,” and the Manager and the Subadviser or Subadvisers for a Fund are referred to, collectively, as the “Advisers.”)

At these meetings, which included meetings of the full Board of each Fund and separate meetings of the Independent Board Members, the Board considered, among other things, whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Funds and their shareholders. To assist the Board of each Fund in its consideration of the New

[1]

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 13, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Board Members participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Board Members, including a majority of the Independent Board Members, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

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Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, Legg Mason provided materials and information about Legg Mason, including performance and expense comparison data and profitability information by Fund and with respect to the Legg Mason fund complex as a whole, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

Before and during the April 1, 2020 meetings, the Board of each Fund sought certain information as it deemed necessary and appropriate. In connection with their consideration of the New Agreements, the Independent Board Members worked with their independent legal counsel to prepare requests for additional information that were submitted to Franklin Templeton and Legg Mason. The requests for information of the Board of each Fund sought information relevant to the Board’s consideration of the New Agreements and other anticipated impacts of the Transaction on the Funds and their shareholders. Franklin Templeton and Legg Mason provided documents and information in response to these requests for information. Following their review of this information, the Independent Board Members requested additional information from Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to these requests, which the Board of each Fund reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of each of these meetings and addressed various questions raised by the Board of each Fund.

At the April 1, 2020 meeting of the Board of each Fund, representatives of Legg Mason and Franklin Templeton made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Agreements.

Board Approval of New Management Agreements and New Subadvisory Agreements

Each Fund’s Board’s evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held on November 14, 2019 and at other Board meetings throughout the prior year.

Among other things, the Board Members considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

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(ii)	that Franklin Templeton has informed the Board of each Fund that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason have informed the Board of each Fund that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv)

that Franklin Templeton and Legg Mason have informed the Board of each Fund regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the Transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v)	that there are not expected to be any changes to any Fund’s custodian or other service providers as a result of the Transaction;

(vi)

that Franklin Templeton has informed the Board of each Fund that it has no present intention to alter currently effective expense waivers and reimbursements after their expiration, and, while it reserves the right to do so in the future, it would consult with the applicable Fund’s Board before making any changes;

(vii)

that Franklin Templeton does not expect to propose any changes to the investment objective(s) of any Fund or any changes to the principal investment strategies of any Fund as a result of the Transaction;

(viii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix)	that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x)	the fact that each Fund’s contractual management fee rates will remain the same and will not increase by virtue of the New Agreements;

(xi)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

(xii)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board of each Fund approve the New Agreements;

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(xiii)

that the Current Agreements, except in the case of newer Funds, are the product of multiple years of review and negotiation and information received and considered by the applicable Fund’s Board in the exercise of their business judgment during those years, and that within the past six-months the Board of each Fund had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Board Members’ business judgment that each applicable Adviser had the capabilities, resources and personnel necessary to provide the services provided to each Fund, and that the management and subadvisory fees paid by or in respect of the Fund, taking into account any applicable agreed-upon fee reductions, represented reasonable compensation to the applicable Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Board Members considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xiv)	that the Current Agreements were considered and approved as recently as November 2019, except in the case of one Fund, which is currently in the initial term of its agreement;

(xv)

that the Funds will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xvi)

that under the a definitive agreement between Legg Mason and Franklin Templeton (the “Transaction Agreement”), Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board of any Fund shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

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Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with the most recent approval or continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. In connection with the most recent approval or continuation of each Current Agreement, and in connection with their review of each New Agreement, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis with respect to their consideration of the Current Agreements and the New Agreements, and their determinations were made separately in respect of each Fund.

The information provided and presentations made to the Board of each Fund encompassed each Fund and all other Funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions rendered by the Manager for each Fund, both of which functions are encompassed by the New Management Agreement for the Fund, as well as the advisory functions rendered by the Subadviser(s) pursuant to the New Subadvisory Agreement(s) for the Fund. The Independent Board Members of each Fund considered the New Management Agreement and the New Subadvisory Agreement(s) separately in the course of their review. In doing so, they considered the respective roles and compensation of the Manager and the Subadviser(s) in providing services to the Fund.

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members of each Fund received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements for the Fund. The Independent Board Members of each Fund, including Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Western Asset Fund”), reviewed the proposed approval of the New Agreements for the Fund on multiple occasions with their independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadviser(s) for the Fund were present.

Nature, Extent and Quality of the Services under the New Agreements

The Board of each Fund received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser(s) under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Board of each Fund that, following the Transaction, there is not

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expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. In this regard, the Board of each Fund took into account that Franklin Templeton and Legg Mason have informed the Board regarding Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the Transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing. The Board of each Fund has received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. Each Fund’s Board’s evaluation of the services provided by the Manager and the Subadviser(s) took into account the Board Members’ knowledge gained as Board Members of other Funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser(s), and the quality of the Manager’s administrative and other services. The Board of each Fund observed that the scope of services provided by the Manager and the Subadviser(s), and the undertakings required of the Manager and Subadviser(s) in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board of each Fund has received and reviewed on a regular basis information from the Manager and the Subadviser(s) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in its evaluation of the New Agreements. The Board of each Fund also considered the risks associated with the Fund borne by the Advisers and their affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Manager and Subadviser(s).

The Board of each Fund considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition (pre- and post-closing).

The Board of each Fund also reviewed the qualifications, backgrounds and responsibilities of the senior personnel of the Manager and the Subadviser(s) and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board of each Fund noted in particular that following the Transaction, Franklin Templeton is expected to have resources that will provide it with substantial capacity to invest across the business. The Board of each Fund also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources.

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The Board also considered the benefits to each Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In addition, the Board also considered Franklin Templeton’s significant experience in dealing with issues unique to the management of closed-end funds.

The Board of each Fund also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund.

The Board of each Fund received performance information for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board of each Fund was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board of each Fund has found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. It was also noted that the Board of each Fund has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board of each Fund considered the Fund’s performance in light of overall financial market conditions. Where a Fund’s performance was below the median during one or more specified periods, the Fund’s Board noted the explanations from the Advisers concerning the Fund’s relative performance versus the peer group for the various periods

Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members of each Fund determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Advisers to provide those services, and the Board of each Fund, including the Western Asset Fund, concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements for the Fund were sufficient for approval.

Management Fees and Expense Ratios

The Board of each Fund considered that it had reviewed the Fund’s management fee and total expense ratio at the November 2019 contract renewal meeting. The Board of each Fund considered that the New Management Agreement does not change any Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are

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currently in effect. The Board of each Fund noted that by their terms none of the current expense waiver and reimbursement arrangements would expire before December 2020 and that Franklin Templeton had indicated that it would consult with the applicable Fund’s Board before making any changes to the Fund’s current expense waiver and reimbursement arrangements.

The Board of each Fund reviewed and considered the contractual management fee and the actual management fees paid by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services to be provided by the Manager and the Subadviser(s). The Board of each Fund also noted that the compensation paid to the Subadviser(s) is the responsibility and expense of the Manager, or in some cases another Subadviser, and not the Fund. In addition, the Board of each Fund received and considered information provided by Broadridge comparing the contractual management fee and the actual management fee for the Fund, as well as the total actual expenses for the Fund, with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that, while the Board of each Fund has found the Broadridge data generally useful, it recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board of each Fund also considered the overall management fee, the fees of each Subadviser and the portion of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board of each Fund also received an analysis of Legg Mason complex-wide management fees for Funds with a similar strategy provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board of each Fund reviewed information regarding fees charged by the Manager and/or the Subadviser(s) to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Manager reviewed with the Board of each Fund the differences in services provided to these different types of accounts, including that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board of each Fund considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

In evaluating the costs of the services to be provided by the Advisers under the New Agreements, the Board Members considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members determined that the Transaction would not increase the total fees payable by any Fund for management services.

58	Western Asset Global Corporate Defined Opportunity Fund Inc.

Taking all of the above into consideration, as well as the factors identified below, the Board of each Fund, including the Western Asset Fund, determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and Economies of Scale

The Board of each Fund received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board of each Fund also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board of each Fund received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by each Fund’s Board not to be excessive in light of the nature, extent and quality of the services provided to the Fund, including the Western Asset Fund.

The Board of each Fund received and considered information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Current Agreements, the Board Members have noted that advisory or management fee reductions had been implemented for certain Funds, as well as expense limitations, and that after taking those reductions and expense limitations into account, the Board Members had determined that the total fees for management services, and administrative services for the applicable Funds, were reasonable in light of the services provided to the Funds, including the Western Asset Fund, and that any economies of scale were being shared appropriately.

The Board Members noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, primarily at the holding company distribution level, as well as to benefit from possible growth of the Funds resulting from enhanced distribution capabilities. The Board of each Fund took into account that cost synergies were not the primary driver of the Transaction. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Funds, nor to quantify at this time any possible future economies of scale. The Board Members noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

Western Asset Global Corporate Defined Opportunity Fund Inc.	59

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

Other Benefits to the Advisers

The Board of each Fund considered other benefits received by the Manager, the Subadviser(s) and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Funds and the ongoing commitment of the Manager and the Subadviser(s) to the Funds, the Board of each Fund considered that the ancillary benefits that the Manager, the Subadviser(s) and their affiliates received as a result of their relationship with the Fund, including the Western Asset Fund, were reasonable. In evaluating the fall-out benefits to be received by the Advisers under the New Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements.

The Board of each Fund considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Funds. The Board of each Fund considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Conclusion

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Board Members, including the Independent Board Members, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable to each Fund and that entering into the New Agreements for each Fund, including the Western Asset Fund, was in the best interests of the Fund’s shareholders, and they voted to approve the New Agreements for each Fund and to recommend that the Fund’s shareholders approve the New Agreements.

60	Western Asset Global Corporate Defined Opportunity Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. was held on March 20, 2020 for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

Election of directors

Nominees	For	Against
Carol L. Colman	13,418,678	232,100
Daniel P. Cronin	13,428,139	222,639
Paolo M. Cucchi	13,364,680	286,098

At April 30, 2020, in addition to Carol L. Colman, Daniel P. Cronin and Paolo M. Cucchi, the other Directors of the Fund were as follows:

Robert D. Agdern

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Ratification of Selection of Independent Registered Public Accountants

To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended October 31, 2020.

For	Against	Abstain
13,508,385	50,282	92,111

Western Asset Global Corporate Defined Opportunity Fund Inc.	61

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

62	Western Asset Global Corporate Defined Opportunity Fund Inc.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Global Corporate Defined Opportunity Fund Inc.	63

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Western Asset

Global Corporate Defined Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective April 17, 2020, Mr. Jensen became Chief Compliance Officer.

Western Asset Global Corporate Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GDO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX012645 6/20 SR20-3905

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 25, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	June 25, 2020